UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2006
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733	41-1746238
(Commission File Number)	(IRS Employer Identification No.)
27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)
(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
On July 19, 2006, Tower Automotive, Inc. (the “Company”) issued a press release announcing tentative contract agreements with the United Auto Workers union and the United Steelworkers union covering approximately 2,100 Company employees. The agreements are subject to ratification by both unions’ affected memberships, and they also must be approved by the U.S. Bankruptcy Court overseeing the Company’s Chapter 11 case.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits:
     99.1 Press Release dated July 19, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC.

Registrant

Date: July 20, 2006	/s/ Christopher T. Hatto

Christopher T. Hatto
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

EX. NO.	DESCRIPTION

99.1	Press Release dated July 19, 2006.